UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2021

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Indiana Court, Los Angeles, CA 90291

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information provided under Item 2.01 is responsive to the information required by this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 12, 2021 in connection with the acquisition of sBetOne, Inc. (“sBetOne”) by VON Republic Holdings Inc. (formerly VON Acquisition Inc.) (“VON Republic”) pursuant to a business combination agreement entered into on the same date, CurrencyWorks received 5,902,174 common shares in VON Republic in exchange for its 5,902,174 common shares in sBetOne, at a deemed value of CAD$0.10 per share for a total deemed valuation of CAD$590,217. CurrencyWorks owned 5,902,174 common shares of sBetOne prior to the transaction, representing 59.02% of the common shares of sBetOne. As a result of the acquisition, CurrencyWorks owns approximately 8% of the common shares VON Republic.

Item 7.01 Regulation FD Disclosure.

A news release dated August 18, 2021 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

2.01	Business Combination Agreement among VON Acquisition Inc., sBetOne, Inc., VON Acquisition Merger Sub Inc., Limitless III Inc., VON Acquisition Corp. and VON Bismark Limited.*
99.1	News release dated August 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits, schedules and information have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CurrencyWorks hereby undertakes to furnish supplemental copies of any of the omitted schedules, exhibits and information upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott
Bruce Elliott
President

August 18, 2021